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                                                                 Exhibit 10



                          INDEPENDENT AUDITORS' CONSENT



          We consent to the use in this Post-Effective Amendment No. 18 to Registration Statement No. 2-95003 of Sun Life (N.Y.) Variable Account B on Form N-4 of our report dated February 6, 1998 accompanying the financial statements of Sun Life (N.Y.) Variable Account B and to the use of our report dated February 5, 1998 accompanying the statutory financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Statement of Additional Information, which is part of such Amendment to the Registration Statement.

          We also consent to the reference to us under the headings "Condensed Financial Information-Accumulation Unit Values" and "Accountants" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 23, 1998